Exhibit 99.2

Agility Robotics and Churchill Capital Corp XI Complete Business Combination

Agility to become the only U.S. publicly listed pure-play humanoid robotics company with proven, active commercial deployments

Shares expected to begin trading on Nasdaq under “AGLT” on November 5, 2026

SALEM, Ore. Nov. 4, 2026 — Agility Robotics, Inc. (“Agility”), a leading humanoid robotics and physical AI company, today announced the completion of its previously announced business combination with Churchill Capital Corp XI (Nasdaq: CCXI) (“Churchill XI”), a special purpose acquisition company (the “Transaction”).

Following the closing of the Transaction, Churchill XI’s common stock, warrants and units will cease trading on the Nasdaq Stock Market (“Nasdaq”) under their previous ticker symbols. The common stock and warrants of the combined company, Agility Robotics, Inc., are expected to begin trading on Nasdaq on November 5, 2026, under the ticker symbols “AGLT” and “AGLTW,” respectively. Churchill XI’s outstanding units have been separated into their underlying securities and will no longer be listed on Nasdaq following the closing of the Transaction.

Agility develops humanoid robots and physical AI systems designed to augment the human workforce by automating repetitive and physically demanding tasks. Its flagship humanoid robot, Digit®, is commercially deployed in manufacturing, distribution and logistics environments with leading enterprises including GXO, Schaeffler and Toyota Motor Manufacturing Canada. GXO recently expanded its agreement to deploy Digit at two additional U.S. facilities, with deployments expected to begin in early 2027. Agility has also signed a commercial agreement with AGCO to pilot Digit at its manufacturing facility in Hesston, Kansas, beginning in 2027. With more than 65,000 hours of real-world operation, Agility has established itself as one of the few humanoid robotics companies with years of proven experience operating in commercial environments.

Agility is advancing Digit 5, its next-generation humanoid robot designed for cooperative safety, with the goal of enabling robots to work in close proximity to people in dynamic industrial environments. The company has secured more than $300 million in committed multi-year orders for Digit 5, subject to contractual milestones, and has invested in the infrastructure needed to support commercial adoption, including RoboFab, its U.S. manufacturing facility designed to produce up to 10,000 robots annually, and Agility Arc, its cloud-based enterprise software platform for deploying and managing robot fleets.

With the completion of the Transaction, Agility expects to become the only U.S. publicly listed pure-play humanoid robotics company with proven, active commercial deployments, combining real-world operating experience, proprietary physical AI technology and an integrated manufacturing and deployment platform to support the next phase of humanoid robotics adoption.

Demonstrating strong alignment with public shareholders, all existing Agility shareholders will roll 100% of their equity into the combined company, as previously announced. Shares held by existing Agility shareholders and by the Churchill sponsor will be subject to a lock-up restriction on sales for 180 days after the Transaction closes, subject to early release based on certain stock price performance measures. Agility will be submitting customary SEC filings to register the resale of certain of these shares, but that registration will not impact the lock-up restrictions.

Advisors

Citigroup Global Markets Inc. is serving as exclusive capital markets advisor and lead PIPE placement agent to Churchill XI. Willkie Farr & Gallagher LLP is serving as transaction counsel to Churchill XI. Ocean Tomo, a part of J.S. Held, is serving as financial and technical advisor to Churchill XI. Ogier (Cayman) LLP is serving as Cayman Islands legal counsel to Churchill XI. Ropes & Gray LLP is serving as legal advisor to the PIPE placement agents and capital markets advisor to Churchill XI. Ellenoff Grossman & Schole LLP is serving as corporate counsel to Churchill XI.

BTIG, LLC is serving as exclusive financial advisor to Agility and PIPE placement agent to Churchill XI. Latham & Watkins LLP is serving as legal advisor to Agility.

Solebury Strategic Communications is serving as investor relations advisor. Collected Strategies is serving as communications advisor.

About Agility Robotics

Headquartered in Salem, Oregon, with offices in Pittsburgh, Pennsylvania and Fremont, California, Agility Robotics’ mission is to build robot partners that augment the human workforce. Agility’s groundbreaking general-purpose humanoid robot, Digit, is the first multi-purpose, human-centric robot that is Made for Work® and commercially deployed today. With more than 65,000 hours of real-world operation combined with industry-leading safety standards, we’re pioneering a new era of automation that enhances human potential. To learn more, visit agilityrobotics.com.

Agility, the Agility logo, Digit, Agility Arc, RoboFab, and Made for Work are trademarks of Agility Robotics, Inc. All rights reserved. Third-party trademarks are the property of their respective owners.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the federal securities laws regarding Agility. Forward-looking statements are often identified by words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should” and “would,” or similar expressions. The absence of any of these words or similar expressions does not mean that a statement is not forward-looking. These forward-looking statements are based on Agility’s current expectations and projections. These statements include statements relating to, without limitation: Agility’s ability to develop, validate and deploy new Digit skills and capabilities, including Digit 5 and its cooperative safety capabilities; the expected use of proceeds from the completed business combination with Churchill XI and related financings; Agility’s ability to expand its customer base, increase commercial deployments of Digit and support existing and future customer relationships, including expected deployments at two additional GXO facilities beginning in early 2027 and the AGCO pilot expected to begin in 2027; the anticipated value, fulfillment and timing of customer orders, including orders for Digit 5 that are subject to contractual milestones, product features and specifications; Agility’s ability to scale its operations, manufacturing and service infrastructure to support growing customer demand, including its ability to achieve RoboFab’s designed annual production capacity of up to 10,000 robots; Agility’s ability to operate as a public company; the expected commencement of trading of Agility’s common stock and warrants on Nasdaq under the ticker symbols “AGLT” and “AGLTW,” respectively; and the potential benefits of the completed business combination.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Agility.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause Agility’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that Agility is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; Agility’s historical net losses and limited operating history; Agility’s expectations regarding future financial performance, capital requirements and unit economics; Agility’s use and reporting of business and operational metrics; Agility’s competitive landscape; Agility’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; Agility’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; Agility’s reliance on strategic partners and other third parties; Agility’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; Agility’s ability to maintain internal control over financial reporting and operate as a public company; the risk that capital available following the business combination and related financings may be insufficient to execute Agility’s business plans; the ability of Agility to grow and manage growth, maintain relationships with customers and retain its management and key employees; costs related to the business combination; the outcome of any legal proceedings or government investigations that may be commenced against Agility; failure to realize the anticipated benefits of the business combination; Agility’s estimates of expenses and profitability; the evolution of the markets in which Agility competes; the ability of Agility to issue equity or equity-linked securities in the future; and other factors described in Agility’s filings with the Securities and Exchange Commission (the “SEC”). Additional information concerning these and other factors that may impact such forward-looking statements can be found in Agility’s filings with the SEC, including the definitive proxy statement/prospectus relating to the business combination and any subsequent filings by Agility, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of Agility’s management as of the date of this press release; subsequent events and developments may cause management’s assessments to change. While Agility may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, except as required by applicable law. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect Agility’s beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and Agility’s statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

Contacts

Media: Michael Oldenburg

media@agilityrobotics.com

Investors: Anthony Rozmus

investor-relations@agilityrobotics.com

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